Filed pursuant to Rules 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO Mid-Cap Value Fund

BMO Small-Cap Value Fund

BMO TCH Emerging Markets Bond Fund

Supplement dated February 7, 2018 to the Prospectus and

Summary Prospectuses, each dated December 29, 2017

Effective February 8, 2018, the BMO TCH Emerging Markets Bond Fund is closed to new investors. Also effective February 8, 2018, the Class R3 share class of each of the BMO Mid-Cap Value Fund and BMO Small-Cap Value Fund is closed to new investors.

After considering a variety of factors, at the meeting held on February 6–7, 2018, the Board of Directors of BMO Funds, Inc. approved the liquidation and termination of the BMO TCH Emerging Markets Bond Fund and the Class R3 share class of each of the BMO Mid-Cap Value Fund and BMO Small-Cap Value Fund.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Prospectus and Summary Prospectus for future reference.